Customer accounts and amounts due to banks (Tables)	12 Months Ended
Dec. 31, 2022
Customer accounts and amounts due to banks
Summary of customer accounts and amounts due to banks

	As of	As of
	December 31,	December 31,
	2021	2022
Legal entities’ current/demand accounts	5,197	8,829
Correspondent accounts of other banks	1,523	2,335
Individuals’ current/demand accounts	81	39
Term deposits	834	—
Total customer accounts and amounts due to banks	7,635	11,203
Including long-term deposits	—	—